WORLD 2021 Data Update FEBRUARY 8, 2021 Exhibit 99.2

Disclaimer This presentation has been prepared by AVROBIO, Inc. (“AVROBIO”) for informational purposes only and not for any other purpose. Certain information contained in this presentation and statements made orally during this presentation relate to or are based on studies, publications, surveys and other data obtained from third-party sources and AVROBIO’s own internal estimates and research. While AVROBIO believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and AVROBIO makes no representation as to the adequacy, fairness, accuracy or completeness of any information obtained from third-party sources. While AVROBIO believes its internal research is reliable, such research has not been verified by any independent source. This presentation may contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. 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These risks and uncertainties include, but are not limited to, the risk that any one or more of our product candidates will not be successfully developed or commercialized; the risk of cessation or delay of any ongoing or planned clinical trials of AVROBIO or our collaborators; the risk that we may not successfully recruit or enroll a sufficient number of patients for our clinical trials; the risk that we may not realize the intended benefits of our gene therapy platform, including the features of our plato® platform; the risk that our product candidates or procedures in connection with the administration thereof, including our use of busulfan as a conditioning agent, will not have the safety or efficacy profile that we anticipate; the risk that prior results, such as signals of safety, activity or durability of effect, observed from preclinical or clinical trials, will not be replicated or will not continue in ongoing or future studies or trials involving our product candidates; the risk that we will be unable to obtain and maintain regulatory approval for our product candidates; the risk that the size and growth potential of the market for our product candidates will not materialize as expected; risks associated with our dependence on third-party suppliers and manufacturers; risks regarding the accuracy of our estimates of expenses and future revenue; risks relating to our capital requirements and needs for additional financing; risks relating to clinical trial and business interruptions resulting from the COVID-19 outbreak or similar public health crises, including that such interruptions may materially delay our development timeline and/or increase our development costs or that data collection efforts may be impaired or otherwise impacted by such crises; and risks relating to our ability to obtain and maintain intellectual property protection for our product candidates. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause AVROBIO’s actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in AVROBIO’s most recent Quarterly Report on Form 10-Q, as well as discussions of potential risks, uncertainties and other important factors in AVROBIO’s subsequent filings with the Securities and Exchange Commission. AVROBIO explicitly disclaims any obligation to update any forward-looking statements except to the extent required by law. Note regarding trademarks: plato® is a registered trademark of AVROBIO. Other trademarks referenced in this presentation are the property of their respective owners. Note regarding future updates: The statements contained in this presentation reflect our current views with respect to future events, which may change significantly as the global consequences of the COVID-19 pandemic rapidly develop. Accordingly, we do not undertake and specifically disclaim any obligation to update any forward-looking statements. Copyright© 2021 AVROBIO, Inc. All rights reserved.

Vision Bring personalized gene therapy to the world. Purpose Freedom from a lifetime of genetic disease.

Ex vivo lentiviral gene therapy has emerged as a leading modality across multiple genetic diseases Industry-wide data demonstrate proven record, broad utility TOLERABILITY DURABILITY EFFICACY WIDE REACH BROAD UTILITY Approved Beta thalassemia MLD Investigational ALD (in registration) Fanconi anemia Hurler syndrome Sanfilippo A Sanfilippo B SCID-ADA SCID-X Sickle cell disease Wiskott-Aldrich syndrome X-CGD >350 patients >1,000 patient years Pediatrics and adults All mutations No exclusions due to pre-existing antibodies >12 years post-infusion Head-to-toe, including: Brain Muscle Bone ALD: Adrenoleukodystrophy; SCID-ADA: Severe Combined Immunodeficiency-Adenosine Deaminase Deficiency; SCID-X: X-Linked Severe Combined Immunodeficiency; MLD: Metachromatic Leukodystrophy; X-CGD: X-Linked Chronic Granulomatous Disease

Leading lysosomal disorder gene therapy pipeline 13 patients dosed to date across three indications IND: Investigational New Drug Fabry AVR-RD-01 Gaucher type 1 AVR-RD-02 Cystinosis AVR-RD-04 Hunter AVR-RD-05 Gaucher type 3 AVR-RD-06 Pompe AVR-RD-03 Proof-of-Concept IND-Enabling Phase 1/2

Disease Approx. 2019 Global Net Sales† Five-Year SOC Cost per U.S. Patient* Selected Companies w/ Marketed Therapies Fabry $1.4B $1.7M Cystinosis $0.2B $4.3M Gaucher $1.4B $2.3M Hunter $0.6B $2.4M Pompe $1.0B $3.2M Multi-billion dollar market opportunity Over 50,000 patients across target indications Sources: Rombach S et al., Orphanet J Rare Dis, 2013; van Dussen L et al., Orphanet J Rare Dis, 2014 * WAC pricing from Redbook using standard dosing assumptions † 2019 Net Sales from company annual and other reports ‡ Horizon’s Procysbi oral therapy (delayed release cysteamine bitartrate); midpoint between avg. adult and pediatric Note: Shire acquired by Takeda in 2019 SOC: Standard of Care Total: $4.6B ‡

Lifelong treatments vs. potential single-dose therapy Treatment burden Enzyme or protein level DISEASE PROGRESSION CONTINUES COULD HALT, PREVENT OR REVERSE DISEASE Enzyme Replacement Therapy (ERT) Temporary bolus of enzyme, not curative Bi-Weekly ERT Plasma Pharmacokinetics of ERT Life-long infusions Transient, intermittent elevation Bi-weekly IV infusions AVROBIO Gene Therapy Designed for 24/7 expression of protein, curative potential Functional Protein Expression in Transduced HSCs and Their Progeny 24/7 expression One-Time Gene Therapy Long-term, continuous elevation Single IV infusion ERT: Enzyme Replacement Therapy; IV: Intravenous; HSC: Hematopoietic Stem Cells Ability to impact CNS No Yes

PROGRAM PATIENT MONTHS POST-INFUSION Fabry Phase 1 PATIENT 1 PATIENT 2 PATIENT 3 PATIENT 4 PATIENT 5 Fabry Phase 2 PATIENT 1 PATIENT 2 PATIENT 3 PATIENT 4 Gaucher Type 1 Phase 1/2 PATIENT 1 Cystinosis Phase 1/2 PATIENT 1 PATIENT 2 PATIENT 3 Note: Based on data cut-off date of January 11, 2021 Durability demonstrated across clinical programs First patient out 3.5 years; 10 patients out 1 year or more

Bu90-TCI conditioning-related side effects have been predictable and transient Note: FAB-GT, f-k-a FAB-201, safety data cut-off December 7, 2020; Gaucher safety data cut-off January 4, 2021 * Source: Bartelink IH et al., Lancet Haematol, 2016 Bu90-TCI: Busulfan 90-Target Concentration Intervention; AUC: Area Under the Curve; TCI: Target Concentration Intervention Adverse Event Probability 50 70 90 110 130 Busulfan Cumulative AUC (mg x hr/L) 0.0 0.2 0.4 0.6 0.8 Graft Failure Increased Toxicity Analysis of 465 non-malignant patients identified optimum exposure for busulfan conditioning*: Bu90-TCI target Conditioning-related grade 3-4 AEs in first two plato® patients Days Post Gene Therapy Bu90 TCI Mean Toxicity Grade Day 0 BLOOD GI SYSTEM OTHERS

Unrivaled commercial-scale platform in plato® MOBILIZATION & APHERESIS Patient Consent & Screening Patient Monitoring CONDITIONING & GENE THERAPY ADMINISTRATION CELL SEPARATION & CULTURE TRANSDUCTION CLOSED, AUTOMATED SYSTEM HARVESTING & CRYOPRESERVATION DRUG PRODUCT TESTING

100% substrate clearance in kidney biopsy of first plato® patient Durability sustained across Fabry Phase 1 & 2 patients up to 3.5 years Positive data across multiple measures in cystinosis patients Engaging with FDA on regulatory approval pathway for Fabry >40% reduction in plasma chitotriosidase and lyso-Gb1 vs. ERT baseline in first Gaucher type 1 patient Today’s update: Strong, consistent data across programs

Fabry Disease

Fabry disease opportunity



Tom, living with Fabry disease

Caused by mutation in gene encoding for alpha-galactosidase A enzyme

Standard of care (SOC): ERT

- Not curative, relentless progression of disease continues
- Burdensome and expensive – bi-weekly ERT infusions required; 5-year treatment cost of ERT = ~$1.7 million*

Unmet needs with SOC:

Kidney function
Proteinuria, polyuria, kidney failure

Cardiac function
Left ventricular hypertrophy, fibrosis, heart failure

Neuropathic pain
Pain and burning sensations in hands and feet, pain crises

Everyday burden of illness, and life expectancy
Not curative, relentless progression of disease, shortened lifespan

CNS complications
TIA/stroke, depression, executive function deficit, white matter lesions

Fabry Disease Target Product Profile:

- Prevents, halts or reverses disease; extends/normalizes lifespan
- Addresses all patient segments – all genetic mutations, male and female, all ages
- Lifelong durability – single infusion; off ERT
- Impacts hard-to-reach organs – e.g., brain, heart, kidney
- Well tolerated

Affects ~ 1:40,000 males and 1:118,000 females in U.S.

** WAC pricing from Redbook using standard dosing assumptions*

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OBJECTIVES PATIENTS Safety and tolerability Preliminary efficacy n = 5 patients 18 – 59 year-old males On ERT >6 months prior to enrollment FULLY ENROLLED PHASE 1 * Sponsored by FACTs team (Fabry Disease Clinical Research and Therapeutics) in Canada ** FAB-GT f-k-a FAB-201 Two AVR-RD-01 Fabry clinical trials 9 patients dosed across Phase 1 and 2 OBJECTIVES PATIENTS Safety and tolerability Efficacy n = 8-12 patients (4 dosed to-date) 16 – 50 year-old males Treatment naïve ACTIVELY RECRUITING PHASE 2 Investigator-Sponsored Trial* AVRO FAB-GT Trial **

FABRY PHASE 2 Patient #4 is first Fabry patient dosed with plato® FAB-GT 12 month data for patient #4 with plato® vs. patients #1-3 4.2x Increase vs. Mean (nmol/hr/mL) Plasma Enzyme Activity Mean = 1.4 1.8 1.0 1.4 5.9 6.3x Increase vs. Mean (nmol/hr/mg protein) Leukocyte Enzyme Activity Mean = 14.6 17.9 11.4 14.6 92.0 NEW DATA

FABRY PHASE 2

100% clearance of substrate in kidney biopsy at 1 year

Patient dosed using plato®

NEW DATA


Patient 4
Average number of Gb3 inclusions per peritubular capillary (PTC)
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
4.02
0.00
100% substrate reduction
Baseline
1 Year
(48 weeks)

- *Two-sample t-test for difference between average PTCs at Baseline vs. 48 weeks; $p < 0.0001$; Error bar represents the standard error at Baseline (n=103 PTCs) and 48 weeks (n=99 PTCs); scored by 2 independent, blinded pathologists*

Baseline: The last available, non-missing observation prior to AVR-RD-01 infusion
Note: With respect to Fabry disease, Gb3 inclusions per PTC is interchangeable with GL-3 inclusions per KIC
PTC: Peritubular Capillary; Gb3: Globotriaosylceramide; GL-3: Globotriaosylceramide; KIC: Kidney Interstitial Capillary

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FABRY PHASE 2

Clinically meaningful and statistically significant reduction in substrate in first two kidney biopsies

Patient 1



Average Number of Gb3 Inclusions per Peritubular Capillary (PTC)
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
3.55
0.47
87% substrate reduction
Baseline
1 Year
(48 weeks)

Two-sample t-test for difference between average PTCs at Baseline vs. 48 weeks; $p < 0.0001$; Error bar represents the standard error at Baseline (n=48 PTCs) and 48 weeks (n=101 PTCs). Scored by 2 independent, blinded pathologists

Patient 4 NEW DATA



Average Number of Gb3 Inclusions per Peritubular Capillary (PTC)
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
4.02
0.00
100% substrate reduction
Baseline
1 Year
(48 weeks)

Two-sample t-test for difference between average PTCs at Baseline vs. 48 weeks; $p < 0.0001$; Error bar represents the standard error at Baseline (n=103 PTCs) and 48 weeks (n=99 PTCs). Scored by 2 independent, blinded pathologists

Baseline: The last available, non-missing observation prior to AVR-RD-01 infusion
Note: With respect to Fabry disease, Gb3 inclusions per PTC is interchangeable with GL-3 inclusions per KIC
PTC: Peritubular Capillary; Gb3: Globotriaosylceramide; GL-3: Globotriaosylceramide; KIC: Kidney Interstitial Capillary

AVROBIO POWERED BY plato

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FDA guidance cites kidney biopsy as surrogate endpoint for accelerated approval Fabry Disease: Developing Drugs for Treatment Guidance for Industry (fda.gov) “The purpose of this guidance is to provide recommendations to sponsors regarding clinical trial design features that can support approval of drugs and biological products intended for the treatment of Fabry disease” “Sponsors can use histological reduction of GL-3 inclusion burden in biopsied kidney interstitial capillaries (KIC) as a surrogate endpoint reasonably likely to predict clinical benefit to support accelerated approval” “When assessing (counting) KIC GL-3 inclusions in histology specimens, the sponsor should use validated and standardized assay methodologies, and scoring of KIC GL-3 inclusions should be conducted by experienced pathologists in a blinded and systematic fashion” Complete guidance available at fda.gov

Precedent for use of kidney biopsy data for FDA approval of drug candidate for Fabry disease Sources: Galafold (Migalastat), Multi-Discipline FDA Review; Germain 2019, Genet Med 21, 1987–1997 (2019) 12.1% -54.1% -42.6% -64.1% -36.3% -45.6% -27.3%

Plasma AGA Activity (nmol/hr/mL) Leukocyte AGA Activity (nmol/hr/mg protein) Leukocyte AGA Enzyme Activity Plasma AGA Enzyme Activity Plasma AGA Activity Reference Range: 5.1–9.2 nmol/hr/mL; AGA: α-galactosidase A Leukocyte AGA Activity Reference Range: 24–56 nmol/hr/mg protein; AGA: α-galactosidase A Durability demonstrated over multiple measures up to 2.5 years Patient 4 dosed using plato® FABRY PHASE 2 Patient 1 Patient 2 Patient 3 Patient 4 VCN: Vector Copy Number; PBL: Peripheral Blood Leukocytes; dg: Diploid Genome Drug Product VCN/dg Patient 1: 0.7 Patient 2: 0.5 Patient 3: 1.4 Patient 4: 1.6 Vector Copy Number NEW DATA POINT

Day 0 70% average plasma lyso-Gb3 reduction FABRY PHASE 2 Patient 1 Patient 2 Patient 3 Patient 4 Reduction from Baseline to Last Observation Patient 1 86% Patient 2 N/A Patient 3 55% Patient 4 69% Lyso-Gb3 Plasma Reference Value: 2.4 nM; Lyso-Gb3: Globotriaosylsphingosine Note: Patient 2 has normal substrate, consistent with late-onset cardiac variant phenotype NEW DATA POINT

Durability demonstrated over multiple measures up to 3.5 years FABRY PHASE 1 VCN: Vector Copy Number; PBL: Peripheral Blood Leukocytes; dg: Diploid Genome Vector Copy Number Leukocyte AGA Activity (nmol/hr/mg protein) Leukocyte AGA Enzyme Activity Plasma AGA Activity Reference Range: 5.1–9.2 nmol/hr/mL; AGA: α-galactosidase A Plasma AGA Activity (nmol/hr/mL) Leukocyte AGA Activity Reference Range: 24–56 nmol/hr/mg protein; AGA: α-galactosidase A Drug Product VCN/dg Patient 1: 0.7 Patient 2: 1.4 Patient 3: 0.8 Patient 4: 1.4 Patient 5: 1.2 Plasma AGA Enzyme Activity Patient 1 Patient 2 Patient 3 Patient 4 Patient 5 NEW DATA POINT

ERT No ERT Gene Tx 25.3 26.1 58.5 29.1 15.8 Day 0 25% average plasma lyso-Gb3 reduction below baseline ERT All patients who have discontinued ERT remain off ERT* FABRY PHASE 1 * As of January 11, 2021 Lyso-Gb3: Globotriaosylsphingosine; ERT: Enzyme Replacement Therapy; Tx: Therapy Gene Tx + Off ERT Gene Tx + ERT Patient 1 Patient 2 Patient 3 Patient 4 Patient 5 25% reduction from baseline ERT OFF ERT 19.0 14.7 33.4 8.2 39.2 43% reduction from baseline ERT OFF ERT 48% reduction from baseline ERT ON ERT 44% reduction from baseline ERT ON ERT 35% increase from baseline ERT OFF ERT NEW DATA POINT

eGFR declines in natural history and on ERT

Classic Fabry male literature eGFR data



Natural history annualized eGFR slopes of treatment-naïve patients[1]
slope:-1.6; n=18
slope:-3.3; n=21
slope:-6.9; n=22
eGFR (mL/min/1.73 m²)
120
90
60
30
0
0
1 yr
2 yr
3 yr
4 yr
5 yr
Baseline UP: <0.1 g/24hr 0.1-1.0 g/24hr >1.0 g/24hr



Annualized eGFR slope of ERT-treated patients[2]
slope:-3.4; n=30
eGFR (mL/min/1.73 m²)
120
90
60
30
0
0
1 yr
2 yr
3 yr
4 yr
5 yr

Sources: [1]Schiffmann R et al., Nephrol Dial Transplant, 2009 (Table 4); [2]Rombach SM et al., Orphanet J Rare Dis, 2013 (Table 2)
eGFR: Estimated Glomerular Filtration Rate; UP: Urinary Protein; ERT: Enzyme Replacement Therapy

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Day 0 Kidney function (eGFR) stable up to 3.5 years* Normal Kidney Function Severe CKD Moderate CKD Mild CKD FABRY PHASE 1 & 2 * Eight of nine patients stable; other patient entered trial with more advanced kidney disease and a baseline eGFR level <50 mL/min/1.73m2; as expected, this patient has not stabilized, and the patient remains on ERT Note: eGFR was calculated using the CKD-EPI formula eGFR: Estimated Glomerular Filtration Rate; CKD: Chronic Kidney Disease; CKD-EPI: Chronic Kidney Disease Epidemiology Collaboration Fabry Phase 2 Fabry Phase 1 NEW DATA POINT

Cardiac function and mass stable across multiple measures up to 1 year FABRY PHASE 2 Source: *Alfakih K et al, J Magn Reson Imaging, 2003 ; **Maceira AM et al, J of Cardiovascular Magnetic Resonance, 2006 *Reference Range Mean Values Male 20-39 yrs; EF: 64.3 ± 4.2%; EDV: 178.6 ± 30.1 mL; CO: 4-8 L/min; LV Mass Index: 67.8 ± 10.7 g/m2 **Reference Range Mean Values Male 40-49 yrs; EF: 58-75%; EDV: 117-200 mL; CO: 4-8 L/min; LV Mass Index: 58-91 g/m2 NEW DATA

No unexpected safety events identified Conditioning-related side effects have been manageable and transient (n=1 Bu) (n=3 Mel) No AEs or SAEs related to AVR-RD-01 drug product AEs across trials generally consistent with myeloablative conditioning, underlying disease or pre-existing conditions Phase 1 AEs (n=94) Grade 3 or 4 (n=14) Phase 1 SAEs (n=2) resolved without clinical sequelae Post-AVR-RD-01 treatment: febrile neutropenia; thrombophlebitis Phase 2 AEs (n=111) Grade 3 or 4 (n=22) Phase 2 SAEs (n=6) resolved without clinical sequelae Post-AVR-RD-01 treatment: dehydration; nausea; vomiting; febrile neutropenia Phase 2 conditioning-related grade 3/4 AEs Phase 1 & 2 AEs and SAEs Note: Phase 2 safety data cut-off December 7, 2020; Phase 1 safety data cut-off November 26, 2020 AE: Adverse Event; Bu: Busulfan; Mel: Melphalan Day 0 Day 0 Gastrointestinal System Blood FABRY PHASE 1 & 2

Accelerating enrollment by adding international referrals Global patient recruitment Expands pool of potential patients Helps navigate COVID-19 issues First global center of excellence established in Australia Long-term follow-up expected to take place in Brazil FOUR Fabry patients from Brazil are moving through travel, screening, consent and enrollment process for treatment in Australia* * 3 patients currently in Australia; 4th patient scheduled to arrive early February

Planned global regulatory strategy for Fabry disease

Planned ERT-switch

CONFIRMATORY TRIAL

- Males, mutation-independent
- Efficacy, durability, safety
- Cardiac and kidney function
- Cognition scoring and CNS imaging
- Biomarker data
- Quality of life

Phase 2 Partially Enrolled ERT-naïve

EXPANDED FOR POTENTIAL ACCELERATED APPROVAL

- n=8-12
- Treatment-naïve classic males
- Efficacy, durability, and safety
- Biomarker data, kidney and cardiac function, Gb3 in kidney biopsy
- Expand n, including adding females

Fully Enrolled ERT-switch

PHASE 1 – INVESTIGATOR SPONSORED TRIAL

- n=5, fully enrolled
- ERT-switch in classic males
- Safety, preliminary efficacy, durability
- Biomarker data, kidney function

Anticipated Next Steps:

- Discuss accelerated approval approach with FDA in Q1 '21
- Expand Phase 2 study and complete enrollment
- Initiate confirmatory ERT-switch trial activities in 2021
- Seek early FDA agreement on potency assay matrix
- Advance commercial readiness activities including payors / HTA interactions

ERT: Enzyme Replacement Therapy; CNS: Central Nervous System; Gb3: Globotriaosylceramide

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Cystinosis

Cystinosis opportunity



Jaxon, living with cystinosis

Caused by CTNS gene defect, resulting in cystine buildup in lysosomes

Standard of care (SOC): Cysteamine pills & eye drops

- Not curative, relentless progression of disease continues; significantly shortened lifespan; kidney transplant often required
- Burdensome and expensive – high pill burden and hourly eye drops; 5-year treatment cost with SOC ~$4.3 million*

Unmet needs with SOC:

Kidney function
Renal Fanconi syndrome, proteinuria, CKD, kidney failure

Vision
Corneal cystine accumulation, photophobia, involuntary eyelid closure

Endocrine disorders
Softening & deformation of bones, hypothyroidism, diabetes, infertility

CNS complications
Myopathy, hypotonia, tremors, swallowing, neurodevelopmental issues

Everyday burden of illness, reduced life expectancy
High pill burden causes GI discomfort; sulfur body odor and breath

Cystinosis Target Product Profile:

- Prevents, halts or reverses disease; extends/normalizes lifespan
- Addresses all patient segments – male & female; kidney transplant independent; all ages
- Lifelong durability – single infusion; off cysteamine pills and eye drops
- Impacts hard-to-reach organs – e.g., eye, endocrine organs, brain
- Well tolerated

Affects ~ 1:170,000 people

** WAC pricing from Redbook using standard dosing assumptions*

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Steady enrollment in AVR-RD-04 IST trial in cystinosis AVR-RD-04 trial sponsored by University of California, San Diego; IST does not use plato® platform Note: AVR-RD-04 aka CTNS-RD-04 IST: Investigator Sponsored Trial OBJECTIVES PATIENTS Safety and tolerability Hypothesis generation of endpoints Up to 6 patients (3 patients enrolled to-date) Adults and adolescents Cohorts 1-2 >18 years; Cohort 3 >14 years Male and female Oral and ophthalmic cysteamine ACTIVELY RECRUITING: PHASE 1/2 AVR-RD-04

CYSTINOSIS PATIENT MONTHS OFF CYSTEAMINE PILLS AND EYE DROPS POST AVR-RD-04 INFUSION OFF cysteamine pills PATIENT 1 PATIENT 2 PATIENT 3 OFF cysteamine eye drops PATIENT 1 PATIENT 2 PATIENT 3 All patients continue to be cysteamine-independent CYSTINOSIS PHASE 1/2 Note: All 3 subjects remain off cysteamine pills and eye drops. Subjects 2 and 3 stopped cysteamine eye drops 1-month post-transplant (per protocol). Subject 1 stopped cysteamine eye drops prior to baseline. Data as of January 20, 2021 NEW DATA

Impact of cysteamine independence (max per day) OFF cysteamine pills 0 pills / day ON cysteamine pills 30 pills / day After AVR-RD-04 X (16 months post-gene therapy) Before AVR-RD-04 Daily cysteamine regimen ON cysteamine eye drops Prescribed 8 drops / day OFF cysteamine eye drops 0 drops / day CYSTINOSIS PHASE 1/2: PATIENT 1 Note: These results are for a single patient only and may vary in the study population; does not include supplements and other medications

Day 0 eGFR change per year: -0.9 eGFR change per year: -8.0 CYSTEAMINE GENE THERAPY eGFR data at 16 months suggest renal function stabilization post-gene therapy after years of pathological decline Note: These results are for a single patient only and may vary in the study population; eGFR calculated using CKD-EPI formula; eGFR: Estimated Glomerular Filtration Rate; CKD-EPI: Chronic Kidney Disease Epidemiology Collaboration CYSTINOSIS PHASE 1/2: PATIENT 1 NEW DATA POINT

Trial designed to demonstrate broad applicability across cystinosis patient population Positive eGFR trends independent of kidney transplant status CYSTINOSIS PHASE 1/2: PATIENTS 1 & 2 Note: eGFR calculated using CKD-EPI formula Patient 2 is post two kidney transplants eGFR: Estimated Glomerular Filtration Rate; CKD-EPI: Chronic Kidney Disease Epidemiology Collaboration Day 0 eGFR (mL/min/1.73 m2) Patient 1 Patient 2 (post-kidney transplants) NEW DATA

Sharp drop in the number and size of cystine crystals in skin and rectal biopsies CYSTINOSIS PHASE 1/2: PATIENT 1 RECTAL BIOPSY SKIN BIOPSY Average intracytoplasmic crystals per cell Occupancy of cytoplasmic volume Average intracytoplasmic crystals per cell Occupancy of cytoplasmic volume Baseline 12 months Baseline 12 months 90% 25% 75% 10% 44% reduction 4.6 2.6 76% reduction 11.3 2.7 Note: These results are for a single patient only and may vary in the study population Baseline 12 months Baseline 12 months

Crystal buildup in eye clearly visible before gene therapy Patient 1 at baseline CYSTINOSIS PHASE 1/2: PATIENT 1

Substantial decline in corneal crystals observed at 1 year CYSTINOSIS PHASE 1/2: PATIENT 1 Note: These results are for a single patient only and may vary in the study population; IVCM: In Vivo Confocal Microscopy; OD: Oculus Dexter (right eye); HRT3: Heidelberg Retina Tomograph 3 111 µm, OD 174 µm, OD 330 µm, OD 515 µm, OD 724 µm, OD Baseline IVCM images from Nidek Confoscan 12 months post-gene therapy IVCM images from Heidelberg HRT3 w/ Rostock Corneal Module 51 µm, OD 331 µm, OD 513 µm, OD 176 µm, OD Back of cornea CORNEAL CRYSTALS Front of cornea

Photophobia improved meaningfully at 1 year Photophobia, or extreme sensitivity to light, is a hallmark of cystinosis CYSTINOSIS PHASE 1/2: PATIENT 1 Liang, H. IONS May 2015 Cystinosis photophobia intensity associated with: Crystal density (light scattering) Inflammatory cell infiltration Corneal nerve damage NEW DATA Clinician-Assessed Photophobia Grade (Patient 1) No photophobia under maximum slit-lamp beam Unable to bear blue slit-lamp beam Unable to bear minimum slit-lamp beam Unable to bear moderate slit-lamp beam Unable to open eyes even inside dark room Unable to open eyes inside illuminated consultation room, need dark glasses

Blond hair and pale skin typical for cystinosis patients 4 months 6 months 9 months Post-Infusion Patient 1 appears to exhibit progressively darkening skin, eyebrows and hair color post-infusion, suggesting a possible impact of cystinosin protein on melanin Note: These results are for a single patient only and may vary in the study population; Background removed for clarity Source: Chiaverini et al., FESEB, 2012 Darker pigmentation may be a sign of multi-functional cystinosin activity post-gene therapy CYSTINOSIS PHASE 1/2: PATIENT 1 Cystinosin is located in melanosomes and regulates melanin synthesis Pre-Infusion

Day 0 VCN trending as expected across patients Patient 1 reached VCN therapeutic plateau DRUG PRODUCT VCN/dg Patient 1 2.1 Patient 2 1.3* Patient 3 1.6 * From second apheresis VCN: Vector Copy Number; PBCs: Peripheral Blood Cells; dg: Diploid Genome CYSTINOSIS PHASE 1/2 Patient 1 Patient 2 Patient 3 NEW DATA POINT

Note: Safety database cut as of January 27, 2021 AE: Adverse Event; SAE: Serious Adverse Event AEs are generally consistent with myeloablative conditioning or underlying disease: Pre-AVR-RD-04 treatment and prior to conditioning (not all events listed) Diarrhea, hypokalemia, dizziness Dehydration, vomiting Post-AVR-RD-04 treatment (not all events listed) Alopecia, intermittent diarrhea, vomiting, loss of appetite Mucositis, intermittent febrile neutropenia, intermittent epistaxis Intermittent blurry vision, intermittent hypokalemia, mucoceles Thrombocytopenia AEs & SAEs reported CYSTINOSIS PHASE 1/2 AEs (n=48) Majority of AEs are mild or moderate and resolved SAE (n=1) Post AVR-RD-04 treatment: appendicitis unrelated to study treatment or procedures No unexpected safety events Conditioning-related side effects have been manageable and transient No SAEs or AEs related to AVR-RD-04 drug product

Planned global regulatory strategy for cystinosis Planned 50% Enrolled POTENTIAL REGISTRATION Adults and pediatrics, males and females Mutation-independent, kidney transplant-independent Efficacy, durability, safety Ophthalmology, kidney, and other undisclosed Multiple crystal measures Quality of life PHASE 1/2 – INVESTIGATOR SPONSORED TRIAL n ≤6 Adults and adolescents, males and females Mutation-independent, kidney transplant-independent Safety, durability, preliminary efficacy Biomarker data, kidney function, vision Quality of life Anticipated Next Steps: Complete Phase 1/2 enrollment in 2021 Engage with FDA on registration trial design Identify global sites for registration trial Prepare plato® CMC / analytics requirements FDA: Food and Drug Administration; CMC: Chemistry, Manufacturing, and Controls

Gaucher Disease Type 1

Gaucher disease type 1 opportunity


Adrianna, living with Gaucher disease type 1

Caused by mutation in the gene encoding for glucocerebrosidase (GCase) enzyme

Standard of care (SOC): ERT

- Not curative, relentless progression of disease continues, including bone crisis and fatigue
- Burdensome and expensive – bi-weekly infusions required; 5-year treatment cost with ERT = ~$2.3 million*

Unmet needs with SOC:

Bone-related manifestations
Skeletal abnormalities, avascular necrosis, osteoporosis

Hemoglobin levels and platelet counts
Anemia, thrombocytopenia, easy bruising, bleeding

Hepatosplenomegaly
Enlarged liver, enlarged spleen

Everyday burden of illness, and life expectancy
Fatigue, pain, lung disease, biweekly infusions, shortened lifespan

CNS complications
Increased risk of GBA-Parkinson's disease

Gaucher Disease Type 1 Target Product Profile:

- Prevents, halts or reverses disease; extends/normalizes lifespan
- Addresses all patient segments – all GD1 genetic mutations, all ages, male & female
- Lifelong durability – single infusion; off ERT/chaperone therapy
- Impacts hard-to-reach organs – e.g., brain, bone and bone marrow
- Well tolerated

Affects ~ 1:44,000 people worldwide

** WAC pricing from Redbook using standard dosing assumptions*

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Guard1: Phase 1/2 study in Gaucher disease type 1 OBJECTIVES PATIENTS Safety Efficacy Engraftment Enrollment goal 8-16 patients 18-45-year-old males and females Have a confirmed diagnosis of GD1 based on: Deficient glucocerebrosidase enzyme activity Clinical features consistent with GD1 An adaptive, open-label, multinational phase 1/2 study of the safety and efficacy of ex vivo, lentiviral vector-mediated gene therapy AVR-RD-02 for patients with Gaucher disease type 1 ACTIVELY RECRUITING: RECRUITING PLANNED 1H ’21: PHASE 1/2 AVR-RD-02 Gaucher disease type 1 patients who are: ERT-stable for >24 months or Treatment-naïve or Have not received ERT or SRT in the last 12 months GD1: Gaucher Disease Type 1; ERT: Enzyme Replacement Therapy; SRT: Substrate Reduction Therapy

First patient’s plasma chitotriosidase levels spike off ERT Personal history documents response to intermittent and halted ERT use GUARD1: PATIENT 1 Chitotriosidase Plasma Activity Normal Range: 0.0–44.2 μmoL/L/h ERT: Enzyme Replacement Therapy Chitotriosidase is a marker of inappropriately activated macrophages (Gaucher cells) Chitotriosidase Plasma Activity (µmol/L/h)

Plasma Chitotriosidase Activity (μmol/L/h) Baseline (ON ERT) 3 months (OFF ERT) 6 months (OFF ERT) 151 125 GUARD1: PATIENT 1 Baseline taken one month prior to gene therapy which is when ERT is discontinued Plasma chitotriosidase activity normal range: 0.0 – 44.2 μmoL/L/h ERT: Enzyme Replacement Therapy Plasma chitotriosidase reduced below ERT baseline at 6 months 77 Chitotriosidase is a marker of inappropriately activated macrophages (Gaucher cells) NEW DATA 49% reduction

Toxic metabolite lyso-Gb1 reduced below ERT baseline at 6 months GUARD1: PATIENT 1 Baseline taken one month prior to gene therapy which is when ERT is discontinued Lyso-Gb1 Plasma Normal Range: 0.5 – 1.2 ng/mL ERT: Enzyme Replacement Therapy; Lyso-Gb1: Glucosylsphingosine; 18 25 32 Plasma Lyso-Gb1 (ng/mL) Baseline (ON ERT) 3 months (OFF ERT) 6 months (OFF ERT) Lyso-Gb1 is a sensitive and specific marker of toxic metabolite accumulation in Gaucher disease NEW DATA 44% reduction

Platelet counts and hemoglobin in normal range at 6 months, despite being off ERT GUARD1: PATIENT 1 Platelet Count Reference Value Adult: 130-400x109/L; Hemoglobin Reference Value: Males: 13.5-17.5 g/dL; Females: 11.5-16.0 g/dL; grey line: local (safety) lab values; pink dots: central (efficacy) lab values; ERT: Enzyme Replacement Therapy Platelet Count (x109 /L) Platelet Count Normal range Hemoglobin Concentration Normal range NEW DATA POINT

GUARD1: PATIENT 1 VCN trending as expected at 6 months VCN, vector copy number; PBL, peripheral blood leukocytes; dg, diploid genome Drug Product VCN/dg Patient 1 3.7 Day 0 NEW DATA POINT

GUARD1: PATIENT 1

No unexpected safety events identified in first patient

Conditioning-related side effects have been predictable and transient

AEs (no SAEs reported)

- No AEs or SAEs related to AVR-RD-02 drug product
- AEs generally consistent with myeloablative conditioning, underlying disease or pre-existing conditions
- AEs n=29
  - Grade 3 (n=7)
    - Eye pain, decreased appetite, dehydration, headache, hypophosphatemia, neutropenia, thrombocytopenia
  - Grade 4 (n=2)
    - Leukopenia and neutropenia
- AEs resolved without clinical sequelae

Conditioning-related grade 3/4 AEs



Leukopenia
Lymphopenia
Neutropenia
Febrile neutropenia
Thrombocytopenia
Anemia
Abdominal pain
Diarrhea
Nausea
Vomiting
Mucositis
Decreased appetite
Dehydration
Hypophosphatemia
BLOOD
GI SYSTEM
OTHERS
-3
Day 0
5
10
15
20
25
30
Days Post Gene Therapy
Bu90 TCI
Mean Toxicity Grade

Note: Safety database cut as of January 04, 2021
AE: Adverse Event; SAE: Serious Adverse Event; G-CSF: Granulocyte Colony Stimulating Factor
G-CSF 5 µg/kg @ Days 5, 6, 7, 10, 11, and 14 post-infusion of AVR-RD-02
Bu90-TCI: Busulfan 90-Target Concentration Intervention; GI: Gastrointestinal

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Planned global development strategy for Gaucher disease type 1 Planned Enrolling POTENTIAL REGISTRATION PATH Phase 1/2 expansion Safety, efficacy, durability Organ volumes, hematologic measures, bone assessments, pain, and QOL PHASE 1/2 n=8-16 Adults, males and females, ages 18-45 years old ERT-switch and ERT-naïve Safety, efficacy, durability Biomarker data, organ volumes, hematologic measures, bone assessments, pain, and QOL QOL: Quality Of Life; ERT: Enzyme Replacement Therapy Anticipated Next Steps: Advance patient enrollment Advance regulatory dialogue on registration pathway

Key takeaways for today 100% substrate clearance in kidney biopsy of first plato® patient Strong results across first two kidney biopsies; approvable endpoint per FDA guidance Durability sustained across Fabry Phase 1 & 2 patients up to 3.5 years Functional measurements and biomarkers sustained Positive data across multiple measures in cystinosis patients Photophobia significantly improved in first patient; all three patients remain off cysteamine Engaging with FDA on regulatory pathway for Fabry End of Phase 1 meeting requested, patient enrollment activities accelerating Key Gaucher clinical biomarkers over 40% lower than ERT baseline Continued reductions in plasma chitotriosidase and lyso-Gb1 at six months in first patient

Thank you

Appendix

FABRY PHASE 1 & 2

Fabry Phase 1 & 2 Patient Characteristics

	PHASE 1: ERT-Treated Fabry Patients				
	PATIENT 1	PATIENT 2	PATIENT 3	PATIENT 4	PATIENT 5
Age of symptom onset / diagnosis	18 / 37 years	9 / 29 years	10 / 0 years	7 / 4 years	10 / 14 years
Years on ERT	11 years	6 years	4 years	11 years	2 years
Age dosed with AVR-RD-01	48 years	39 years	40 years	37 years	30 years
Mutation	c.962A>G (p.Q321R)	c.1033T>C (p.S345P)	c.427G>C (p.A143P)	c.427G>C (p.A143P)	(p.Y134S)
Leukocyte AGA activity at baseline (nmol/hr/mg protein)**	2.1	1.1	0.6	2.2	1.0
Plasma lyso-Gb3 at baseline (nM)***	25	26	59	29	16
eGFR (mL/min/1.73m²) at baseline****	83	49	112	124	121
ERT discontinuation status	18 months after gene therapy dose		Did not resume ERT after gene therapy dose	6 months after gene therapy dose	

	PHASE 2: Treatment-naïve Fabry patients			
	PATIENT 1	PATIENT 2	PATIENT 3	PATIENT 4
Age of symptom onset/diagnosis	10 / 19 years	36 / 37 years	13 / 13 years	9 / 9 years
Age dosed with AVR-RD-01	21 years	46 years	40 years	26 years
Mutation	c.1021G>A (p.E341K)	c.644A>G (p.N215S)	c.639+1G>T	c.833dupA
Leukocyte AGA enzyme activity at baseline (nmol/hr/mg protein)	0.10*	2.38**	0.58**	0.46**
Plasma lyso-Gb3 at baseline (nM)***	202	8	147	92
eGFR (mL/min/1.73m²) at baseline****	128	106	98	129
Comment	Few IgA deposits in kidney biopsy, no mesangial proliferation	Cardiac variant, not a classic Fabry male		

** Mayo Lab, ref range ≥23.1 nmol/hr/mg protein; ** Rupar Lab, ref range 24-56 nmol/hr/mg protein; *** Reference value ≤ 2.4 nM; **** eGFR: Estimated Glomerular Filtration Rate; calculated using CKD-EPI formula*
AGA: α-galactosidase A; Lyso-Gb3: Globotriaosylsphingosine;

AVROBIO POWERED BY plato

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Key anticipated 2021 milestones FDA: Food and Drug Administration; 2H: Second Half Fabry AVR-RD-01 Gaucher type 1 AVR-RD-02 Cystinosis AVR-RD-04 Hunter AVR-RD-05 Gaucher type 3 AVR-RD-06 Pompe AVR-RD-03 Seek agreement with regulators on approval pathway in one or more major markets Execute on global phase 1/2 trial Dose first patient in 2H of 2021 Complete phase 1/2 enrollment Engage w/ FDA on pivotal trial design FDA dialogue on path to clinic Prepare for classic infantile-onset study Goal: 30 patients dosed cumulatively by end of 2021